                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

THE GROWTH FUND OF SPAIN

  "...We do believe that the major cash flow issues are now behind us. Moving forward, we expect that managing the fund with a more stable asset base will improve the fund's relative performance. ..."


                                                            [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
7
Largest Holdings
8
Portfolio Statistics
9
Portfolio Of Investments
11
Financial Statements
13
Notes To Financial Statements
17
Financial Highlights


AT A GLANCE
--------------------------------------------------------------------------------
ABOUT YOUR REPORT

THE FUND IS THE SUCCESSOR ENTITY TO THE GROWTH FUND OF SPAIN, INC. A CLOSED-END FUND WHOSE SHARES WERE EXCHANGED FOR CLASS A SHARES OF THE FUND IN CONNECTION WITH A REORGANIZATION TRANSACTION COMPLETED ON DECEMBER 11, 1998.

--------------------------------------------------------------------------------
GROWTH FUND OF SPAIN TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A             -0.52%
CLASS B             -6.65%
CLASS C             -6.61%
--------------------------------------------------------------------------------

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE OF CLASS A SHARES PRIOR TO THE FUND'S CONVERSION REFLECTS THAT OF THE CLOSED-END FUND. THE CLASS B AND CLASS C SHARE PERFORMANCE IS FOR THE TIME PERIOD OF 12/14/98 TO 4/30/99. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                          AS OF    AS OF
                                        4/30/99  10/31/98
--------------------------------------------------------------------------------
GROWTH FUND OF SPAIN
CLASS A                                   $21.57    $23.42
--------------------------------------------------------------------------------
GROWTH FUND OF SPAIN
CLASS B                                   $21.48        --
--------------------------------------------------------------------------------
GROWTH FUND OF SPAIN
CLASS C                                   $21.49        --
--------------------------------------------------------------------------------

STATISTICAL NOTE: TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT.

INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY.

TERMS TO KNOW

EUROPEAN MONETARY UNION An economic and monetary unification of European countries whose goal is to ultimately introduce a single European currency and create a more economically competitive region.

LIQUIDITY A characteristic of an investment or an asset referring to the ease of its convertibility into cash within a reasonably short period of time.

VOLATILITY The tendency of a security, commodity, or market to rise and fall in price over time. Volatility is inherent in almost all investments but differs in degree from investment to investment and from market to market. For example, in the United States, money-market mutual funds strive to maintain a fixed price and thus experience very little volatility, if any. By comparison, stocks can be very volatile.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER INVESTMENTS, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

In April, investor enthusiasm drove the market to its second milestone in a year -- the Dow Jones Industrial Average rose to 11,000 just a month after it broke 10,000 for the first time. In May, expectations of rising inflation and higher short-term interest rates led to a slowdown. But in early June, the market rallied again. What drove the market rallies, and what, at the same time, led to investor anxiety?
    Inflation worries have been seeping into the market for months. The growing conviction that Asian and Latin American economies are recovering is raising commodity prices, particularly oil. The price of West Texas Intermediate oil surged from less than $12 in February to almost $19 in early May. That alone almost guarantees a rise in the "headline" inflation rate this year, which is the rate of inflation as measured by the entire CPI. But it's important to note that the Federal Reserve Board looks primarily at the core inflation rate, which is the CPI minus food and energy -- and the core inflation rate looks at if it will remain low at about 2 percent this year. Investors should note, however, that the Federal Reserve Board also considers what will happen to inflation next year -- and all indications are that the Fed expects inflation to increase in 2000.
    As a result, the Fed is considering a change in monetary policy. Recent Fed policy has been reactive, not proactive, which means that the Fed tends to respond to inflation only when it picks up. That may change as the Fed tries to preemptively halt inflation momentum. Such a change in monetary policy would likely lead to an increase in short-term interest rates before the end of the year. However, the change is likely to be small. Because we don't see pressure toward sustained inflation, there's no reason for the Fed to want a sharp slowdown in the overall economy.
    The long-term economic situation, however, appears to be positive. The federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially for households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.
    This positive environment is exactly what sometimes poses risk for investors, and is key to understanding recent volatility in the market. A strong economy has the potential to feed inflation fears and drive up interest rates. Indeed, recent market events illustrate the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. In April, the steady stream of positive economic news led to a sell-off in the financial markets based on fears that the strong pace of economic growth would eventually lead to higher inflation. The benchmark 30-year Treasury bond yield rose, which pulled stocks lower.
    Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggest continued growth as we move into the second half of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., rose at an annual rate of 4.5 percent in the first quarter, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by 4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices had been rising as the economy was growing, the Fed would have most likely raised short-term interest rates by now, and that would have changed the financial market outlook.
    However, we do see some vulnerability on the economic front. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first quarter while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.
    When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which has already led to the European Central Bank lowering interest rates in order to boost domestic spending. In many countries in Europe there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgage payments are reduced and homeowners can spend money elsewhere. This has a huge impact on consumer spending, and will help European equities over time. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.

ECONOMIC OVERVIEW
ECONOMIC GUIDEPOSTS
ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
    THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

[BAR GRAPH]

                                           NOW (5/31/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
  10 Year Treasury Rate(1)                      5.54                   5.34                   5.57                   6.42
  Prime Rate(2)                                 7.75                    8.5                    8.5                   8.25
  Inflation Rate(3)*                            2.28                   1.68                   1.63                   3.04
  The U.S. Dollar(4)                           -1.22                   8.17                   5.05                   7.67
  Capital goods orders(5)*                     11.67                   3.05                  12.61                   3.93
  Industrial production (5)*                    2.01                   2.71                   5.92                   6.44
  Employment growth(6)                          2.14                   2.67                   2.76                   2.44

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2)  THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5)  THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6)  AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*DATA AS OF APRIL 30, 1999.

    SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

    But don't forget that international crises have the potential to affect the U.S. markets dramatically. An increase in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries have small economies and little leeway in their budgets. Consequently, those countries finance unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates. As an example, consider Italy, which recently asked for more leeway on its deficit targets. When leeway was granted, this led to a further sell-off in the eurodollar.
    The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current U.S. economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.
    In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation these are particularly older investors who are accustomed to inflation accompanying growth. But again, sustained inflation seems unlikely, so a sharp slowdown is not necessary. In the short term, we expect a modest economic slowdown but no recession. The best approach now, as in any market, is to diversify and invest for the long term.
    Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,
/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF JUNE 9, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[GREGORY PHOTO]

JOAN GREGORY, A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC., IS A MEMBER OF THE GLOBAL EQUITY GROUP, WHERE SHE SERVES AS LEAD PORTFOLIO MANAGER OF GROWTH FUND OF SPAIN AND SEVERAL INSTITUTIONAL INTERNATIONAL PORTFOLIOS. PRIOR TO JOINING SCUDDER KEMPER INVESTMENTS IN 1992, GREGORY WORKED IN THE U.S. TRUST'S INTERNATIONAL INVESTMENT DEPARTMENT.

[BRATT PHOTO]

NICK BRATT, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, IS THE DIRECTOR OF THE GLOBAL EQUITY GROUP. WITH OVER 20 YEARS OF EXPERIENCE IN INTERNATIONAL INVESTMENTS, BRATT IS A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM OF GROWTH FUND OF SPAIN. PRIOR TO JOINING SCUDDER KEMPER INVESTMENTS IN 1976, BRATT SERVED AS A FAR EAST SPECIALIST AND INTERNATIONAL FUND MANAGER FOR MORGAN, GRENFELL & CO., LTD. IN LONDON.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE SIX-MONTH PERIOD ENDED APRIL 30, 1999 MARKED A VERY TRANSITIONAL PERIOD FOR GROWTH FUND OF SPAIN AND THE SPANISH MARKET. FOLLOWING, LEAD PORTFOLIO MANAGER JOAN GREGORY DISCUSSES THE MARKET AND THE PERFORMANCE OF THE FUND.

Q     CAN YOU PROVIDE AN OVERVIEW OF THE EVENTS THAT SHAPED THE SPANISH MARKET
DURING THE PERIOD AND OFFER YOUR THOUGHTS ON WHY SPAIN UNDERPERFORMED EUROPE AS A WHOLE?

A     After several years of excellent performance driven by falling interest rates and inflation and better control of government finances as Spain prepared for the European Monetary Union, 1999 saw a slow down in the market for a number of reasons. A weaker euro, concerns about higher interest rates in the U.S. and the war in Kosovo put pressure on most European markets and Spain was caught in the downturn. The Spanish market is a narrow one and suffered from a lack of liquidity as a large number of domestic investors broadened their portfolios by investing in other European markets facilitated by the introduction of the euro which minimized currency risk. The utility sector, representing over 20 percent of the market, had a further dampening effect when the government unexpectedly lowered tariffs to offset inflationary fears. The recent global shift to more cyclical stocks also hurt relative returns as the Spanish market has very few companies with a cyclical flavor.

Q     ON DECEMBER 11, 1998, GROWTH FUND OF SPAIN BEGAN TO OPERATE AS AN OPEN-END
MUTUAL FUND. THE FUND HAD BEEN OPERATING AS A CLOSED-END PRODUCT SINCE ITS INCEPTION ON FEBRUARY 14, 1990. WHY WAS THIS CHANGE IN STRUCTURE NECESSARY?

A     Despite the impressive performance record the fund enjoyed as a closed-end product, shares traded consistently at a discount from their net asset value. Open-ending the fund eliminated that discount. Shareholders voted their support for this conversion as a means to realize the net asset value of their investment. The fund's investment objective of seeking long-term capital appreciation by investing primarily in equity securities of Spanish companies is unchanged. The fund's management team also remains the same. The open-end mutual fund was made available in Class A, B and C shares.

Q     FOR THE SIX-MONTH PERIOD, GROWTH FUND OF SPAIN RETURNED -0.52 PERCENT
(CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGE) WHILE THE IBEX 35* WAS UP 1.72 PERCENT IN U.S. DOLLAR TERMS. WHY DID THE FUND COME UP SHORT?

A     This was a very transitional period for Growth Fund Of Spain. The decision to open-end the fund resulted in heavy cash outflows and that had a significant impact on performance. We do believe that the major cash flow issues are now behind us. Moving forward, we expect that managing the fund with a more stable asset base will improve the fund's relative performance.

* THE IBEX 35 IS AN UNMANAGED INDEX MADE UP OF 35 SPANISH STOCKS AND IS A GENERALLY ACCEPTED BENCHMARK FOR THE SPANISH MARKET.

PERFORMANCE UPDATE

Q     CAN YOU DISCUSS THE PORTFOLIO'S STRUCTURE AND YOUR VIEWS ON SOME OF THE
MAIN MARKET SECTORS?

A     The structure of the portfolio is really a work in progress. Broadly stated, we are trying to focus on the best ideas in Spain. Our strategy in managing a country fund is not to trade too frequently and to strive to buy the best quality stocks in the market and hold them over a long period of time. There are some excellent stocks and sectors in which to invest in Spain. Spanish banks, representing nearly 40 percent of the index, are among the highest quality banks in Europe. Our focus in the portfolio is on those banks likely to benefit from consolidation, particularly in the Iberian Peninsula. Banco Popular is a small niche player with excellent management and a good earnings profile. Argentaria, a bank with a strong domestic focus, is restructuring and cutting costs. We maintain Banco Bilbao Viscaya (BBV) and BSCH as core holdings in the sector. BBV is a high quality institution with a presence in Latin America, which will make an important contribution to earnings over time. BSCH, the result of a recent merger between Banco Santander and Banco Central Hispano, is restructuring its businesses and should be a dominant player in the Spanish domestic market.

      Telefonica de Espana, the incumbent telephone operator, is a Spanish powerhouse and is our largest holding. In addition to a well-established fixed line business, the company is benefiting from impressive growth in mobile phones and has built an important franchise in Latin America.

      We plan to maintain our weighting in the utility sector where we feel there is value. Despite increased competition, we expect to see consolidation in this area over time.

Q     YOU HAVE MENTIONED SEVERAL COMPANIES WITH LATIN AMERICAN EXPOSURE. WHY THE
EXPANSION INTO THAT REGION?

A     Spanish corporations are investing in Latin America where the potential for growth is enormous and scale is more easily achievable than in European markets. The Spanish market is mature in banking and energy and Latin America provides additional cultural and linguistic synergies for Spanish managements.

Q     WE HAVE TALKED A BIT ABOUT SOME OF THE FUND'S STRONGER NAMES BUT WERE
THERE ANY DISAPPOINTMENTS IN THE PORTFOLIO?

A     The utility sector as a whole was down so the positions we held in names like ENDESA and Iberdrola were a drag on overall performance. Azkoyen, a smaller cap company in the metals and engineering sector, was also disappointing. It was extremely illiquid and difficult to sell out of so we ended up holding it longer than we would have liked. The construction sector was also off dampening the returns of holdings such as Vallehermoso.

Q     WHAT IS YOUR OUTLOOK FOR THE REGION?

A     Spain has made tremendous advances in recent years by bringing down inflation and interest rates, which in turn have resulted in one of the highest gross domestic product growth rates in Europe. A successful privatization program by the government has been coupled with restructuring efforts on the part of the major companies in the market. While the Spanish economy is one of the most dynamic in Europe today, labor markets, in addition to pension and welfare systems, need to be reformed. While it may take longer than appropriate, we expect these issues to be addressed over time.

LARGEST HOLDINGS

GROWTH FUND OF SPAIN'S TOP 10 HOLDINGS*
Representing 65.5 percent of the fund's total common stocks on April 30, 1999.

--------------------------------------------------------------------------------
             HOLDING                                           PERCENT
--------------------------------------------------------------------------------
1.           TELEFONICA DE ESPANA                               13.0%

--------------------------------------------------------------------------------
2.           BANCO SANTANDER                                    12.1%

--------------------------------------------------------------------------------
3.           BANCO BILBAO VIZCAYA                                9.7%

--------------------------------------------------------------------------------
4.           ENDESA                                              8.6%

--------------------------------------------------------------------------------
5.           ARGENTARIA                                          5.3%

--------------------------------------------------------------------------------
6.           BANCO POPULAR                                       3.8%

--------------------------------------------------------------------------------
7.           GAS NATURAL                                         3.6%

--------------------------------------------------------------------------------
8.           SEVILLANA DE ELECTRICIDAD                           3.5%

--------------------------------------------------------------------------------
9.           HIDROELECTRICA DEL CANTABRICO                       3.0%

--------------------------------------------------------------------------------
10.          MUNDIAL CONFIANCE                                   2.9%

--------------------------------------------------------------------------------

*PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                  ON 4/30/99             ON 10/31/98
--------------------------------------------------------------------------------
SPANISH EQUITIES                      95%                      91%
--------------------------------------------------------------------------------
SPANISH PESETA TIME DEPOSITS           5                        1
--------------------------------------------------------------------------------
CASH AND EQUIVALENTS                  --                        8
--------------------------------------------------------------------------------
                                     100%                     100%

                                  [PIE CHART]             [PIE CHART]
                                  ON 4/30/99              ON 10/31/98


*Portfolio composition is subject to change.

PORTFOLIO OF INVESTMENTS

GROWTH FUND OF SPAIN

Portfolio of Investments at April 30,1999 (unaudited)
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------
                                                                    NUMBER OF
COMMON STOCKS                                                        SHARES           VALUE
--------------------------------------------------------------------------------------------------
COMMUNICATIONS--14.7%
                               Telecel-Comunicacoes Pessoais, S.A.      17,794      $  2,378
                               Telefonica de Espana                    258,502        12,353
                               -------------------------------------------------------------------
                                                                                      14,731
--------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--3.1%
                               Aldeasa                                  13,328           407
                               Modelo Continente                        49,000         1,030
                            (a)TelePizza, S.A.                         262,660         1,665
                               -------------------------------------------------------------------
                                                                                       3,102
--------------------------------------------------------------------------------------------------
CONSUMER STAPLES--3.7%
                            (a)Jeronimo Martins                         33,305         1,092
                               Tabacalera "A"                          134,930         2,645
                               -------------------------------------------------------------------
                                                                                       3,737
--------------------------------------------------------------------------------------------------
CONSTRUCTION--6.3%
                               Autopistas Concesionaria Espanol         73,695           931
                               Dragados & Construcciones, S.A.          81,119         2,708
                               Fomento de Construcciones y Contratas    26,061         1,592
                               Vallehermoso                            108,900         1,082
                               -------------------------------------------------------------------
                                                                                       6,313
--------------------------------------------------------------------------------------------------
DURABLES--1.5%
                               SIVA                                    108,012         1,497
                               -------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
FINANCIAL--38.6%
                               Argentaria                              216,095         5,082
                               Banco Bilbao Vizcaya, S.A.              618,776         9,257
                               Banco Comercial Portugues                46,694         1,317
                               Banco Intercontinental International     60,534         2,539
                               Banco Popular Espanol                    51,709         3,661
                               Banco Santander                         529,665        11,506
                               BPI                                      40,015         1,078
                            (a)Cia. de Seguros Mundial Confiance, S.A.  97,808         2,759
                               Corp. Financiera Reunida, S.A.           48,027           565
                               Corporacion Financiera Al                 5,804           890
                               -------------------------------------------------------------------
                                                                                      38,654
--------------------------------------------------------------------------------------------------
MANUFACTURING--4.1%
                               Acerinox                                 85,870         2,592
                               Azkoyen                                  55,329         1,536
                               -------------------------------------------------------------------
                                                                                       4,128
--------------------------------------------------------------------------------------------------
UTILITIES--23.0%
                               Cia. Sevillana de Electricidad          276,764         3,301
                               Electricidad Reunidas de Zaragoza        13,751           610
                               Endesa S.A.                             368,126         8,183
                               Gas Natural SDG, S.A.                    42,999         3,469
                               Gas y Electricidad, S.A.                 15,037         1,239
                               General de Aguas de Barcelona, S.A.      20,361         1,151
                               Hidroelectrica del Cantabrico            66,346         2,901
                               Union Electrica Fenosa                  165,608         2,203
                               -------------------------------------------------------------------
                                                                                      23,057
                               -------------------------------------------------------------------
                               TOTAL COMMON STOCKS--95.0%
                               (Cost: $75,940)                                        95,219
                               -------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------
                                                                     PRINCIPAL         VALUE
                                                                        AMOUNT
--------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENTS--5.0%
                       (b)Repurchase Agreement
                            Chase Manhattan Bank dated
                            4/30/99, 4.75%, due 5/3/99              $   414         $    414
                          ------------------------------------------------------------------------------
                          Other
                            Yield--4.90%
                            Due--May 1999                              4,500           4,499
                          ------------------------------------------------------------------------------
                          TOTAL MONEY MARKET INSTRUMENTS--5.0%
                          (Cost: $4,913)                                               4,913
                          ------------------------------------------------------------------------------
                          TOTAL INVESTMENT PORTFOLIO--100%
                          (Cost: $80,853)                                           $100,132
                          ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or U.S. Government agency securities. The collateral is monitored daily by the fund so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments of $80,853,000 for federal income tax purposes at April 30,1999, the gross unrealized appreciation was $28,183,000, the gross unrealized depreciation was $8,904,000 and the net unrealized appreciation on investments was $19,279,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1999 (unaudited)
(IN THOUSANDS)

-------------------------------------------------------------------------
 ASSETS
-------------------------------------------------------------------------
Investments, at value
(Cost: $80,853)                                                 $ 100,132
-------------------------------------------------------------------------
Cash (including foreign currency of $82)                              294
-------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  1,478
-------------------------------------------------------------------------
  Fund shares sold                                                     25
-------------------------------------------------------------------------
  Foreign taxes                                                       627
-------------------------------------------------------------------------
Unrealized appreciation on forward currency exchange
  contracts                                                             4
-------------------------------------------------------------------------
    TOTAL ASSETS                                                  102,560
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------

Payable for:
  Investments purchased                                             2,984
-------------------------------------------------------------------------
  Management fee                                                       58
-------------------------------------------------------------------------
  Administrative services fee                                          36
-------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              227
-------------------------------------------------------------------------
  Director's fees and other                                           416
-------------------------------------------------------------------------
Unrealized depreciation on forward currency exchange
  contracts                                                            19
-------------------------------------------------------------------------
    Total liabilities                                               3,740
-------------------------------------------------------------------------
NET ASSETS                                                      $  98,820
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------

Paid-in capital                                                 $(103,982)
-------------------------------------------------------------------------
Undistributed net realized gain on investments and foreign
currency transactions                                             183,278
-------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and
liabilities in foreign currency                                    19,241
-------------------------------------------------------------------------
Undistributed net investment income                                   283
-------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $  98,820
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share ($98,608 /
  4,571 shares outstanding)                                        $21.57
-------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)             $22.89
-------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($111 / 5
  shares outstanding)                                              $21.48
-------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($101 / 5
  shares outstanding)                                              $21.49
-------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Six months ended April 30, 1999 (unaudited)
(IN THOUSANDS)

-------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------
Dividends (less foreign taxes withheld of $298)                 $  1,714
------------------------------------------------------------------------
Interest                                                             288
------------------------------------------------------------------------
    Total investment income                                        2,002
------------------------------------------------------------------------
Expenses:
  Management fee                                                     915
------------------------------------------------------------------------
  Distribution service fee                                             1
------------------------------------------------------------------------
  Administrative services fee                                        152
------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
    expenses                                                         330
------------------------------------------------------------------------
  Professional fees                                                  226
------------------------------------------------------------------------
  Reports to shareholders                                             57
------------------------------------------------------------------------
  Director's fees and other                                           95
------------------------------------------------------------------------
    Total expenses                                                 1,776
------------------------------------------------------------------------
NET INVESTMENT INCOME                                                226
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------

  Net realized gain on sales of investments and foreign
  currency transactions                                          183,663
------------------------------------------------------------------------
  Change in net unrealized depreciation on investments and
  assets and liabilities in foreign currency                    (154,297)
------------------------------------------------------------------------
Net gain on investments                                           29,366
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 29,592
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  SIX MONTHS
                                                                    ENDED                  ELEVEN MONTHS
                                                                APRIL 30, 1999                 ENDED
                                                                 (UNAUDITED)              OCTOBER 31, 1998
----------------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------------------
 Net investment income                                           $     226                      1,876
----------------------------------------------------------------------------------------------------------
  Net realized gain                                                 183,663                     28,911
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                            (154,297)                    65,579
----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 29,592                     96,366
----------------------------------------------------------------------------------------------------------
  Distribution from net investment income                            (2,232)                    (1,818)
----------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                               (28,432)                   (22,481)
----------------------------------------------------------------------------------------------------------
Total dividends to shareholders                                     (30,664)                   (24,299)
----------------------------------------------------------------------------------------------------------
Net decrease from capital share transactions                       (287,234)                        --
----------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (288,306)                    72,067
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------------------------

Beginning of period                                                 387,126                    315,059
----------------------------------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment income of
$283 and $2,289, respectively)                                    $  98,820                    387,126
----------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Growth Fund of Spain (the fund) is a non-diversified series of Kemper Global/International Series, Inc. (the corporation), an open-end management investment company organized as a corporation in the state of Maryland. Until December 11, 1998, the fund was organized as a single series of The Growth Fund of Spain, Inc. ("GSP"), a Maryland corporation and was registered under the 1940 Act as a diversified, closed-end management investment company. After December 11, 1998 all of the common stock of GSP was exchanged for Class A shares of the fund and the fund commenced a public offering of its Class A, Class B and Class C shares.

                             The fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign

 NOTES TO FINANCIAL STATEMENTS

                             currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             REDEMPTION FEES. In general, shares of the fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets, declining to .62% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $915,000 for the six months ended April 30, 1999. Prior to December 11,
                             1998, the fund had a higher management fee schedule.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. Commencing December 11, 1998, the fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). There were no underwriting commissions

NOTES TO FINANCIAL STATEMENTS

                             retained by KDI in connection with the distribution of Class A shares for the period December 11, 1998 to April 30, 1999.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges from redemptions of Class B and Class C shares. Distribution fees received by KDI for the period December 11, 1998 to April 30, 1999 are $1,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. Commencing December 11, 1998, the fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts that the firms service. Administrative services fees paid by the fund to KDI for the period December 11, 1998 to April 30, 1999 are $152,000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent for the fund. Under the agreement, KSvC received shareholder services fees of $57,000 for the six months ended April 30, 1999.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. The fund incurred accounting fees of $26,000 for the period December 11, 1998 to April 30, 1999. Prior to December 11, 1998, the fund did not pay an accounting fee.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the fund are also officers or directors of Scudder Kemper. For the six months ended April 30, 1999, the fund made no direct payments to its officers and incurred directors' fees of $43,000 to independent directors.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):


                             Purchases                                  $ 93,307

                             Proceeds from sales                         379,988

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                                     SIX MONTHS ENDED
                                                                                      APRIL 30, 1999
                                                                                  -----------------------
                                                                                  SHARES         AMOUNT
                             ----------------------------------------------------------------------------
                             SHARES SOLD
                              Class A                                                  20       $     498
                             ----------------------------------------------------------------------------
                              Class B                                                   5             120
                             ----------------------------------------------------------------------------
                              Class C                                                   5             109
                             ----------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A                                             (11,979)       (287,961)
                             ----------------------------------------------------------------------------
                              NET DECREASE FROM
                              CAPITAL SHARE TRANSACTIONS                                        $(287,234)
                             ----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           --------------------------------------------------------
                                                                   CLASS A
                                           --------------------------------------------------------
                                           SIX MONTHS   ELEVEN MONTHS
                                             ENDED          ENDED         YEAR ENDED NOVEMBER 30,
                                           APRIL 30,     OCTOBER 31,    ---------------------------
                                              1999          1998         1997      1996      1995
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $23.42         19.06        15.67     13.33     12.40
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .03           .11          .24       .36       .37
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (.02)         5.72         4.15      2.69      1.01
---------------------------------------------------------------------------------------------------
Total from investment operations                .01          5.83         4.39      3.05      1.38
---------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .14           .11          .17       .42       .45
---------------------------------------------------------------------------------------------------
  Distribution from net realized gain          1.72          1.36          .83       .29        --
---------------------------------------------------------------------------------------------------
Total dividends                                1.86          1.47         1.00       .71       .45
---------------------------------------------------------------------------------------------------
Net asset value, end of period               $21.57         23.42        19.06     15.67     13.33
---------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  (.52)%       32.90        29.86     24.12     11.62
---------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------
Expenses                                       2.36%         1.43         1.22      1.25      1.22
---------------------------------------------------------------------------------------------------
Net investment income                           .30%          .58         1.29      2.46      2.89
---------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For the period from December 14, 1998 (commencement of operations) to April 30, 1999.

                                                                       --------------------------------------
                                                                       CLASS B                  CLASS C
                                                                       --------------------------------------
-------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $23.01                   23.01
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                                     (.05)                   (.04)
-------------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss                                       (1.48)                  (1.48)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (1.53)                  (1.52)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $21.48                   21.49
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                            (6.65)%                 (6.61)
-------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------------------
Expenses                                                                  2.15%                   2.11
-------------------------------------------------------------------------------------------------------------
Net investment income                                                      .16%                    .20
-------------------------------------------------------------------------------------------------------------

                                                        SIX MONTHS    ELEVEN MONTHS
                                                          ENDED           ENDED           YEAR ENDED NOVEMBER 30,
                                                        APRIL 30,      OCTOBER 31,     -----------------------------
                                                           1999           1998          1997       1996       1995
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)               $98,820         387,126       315,059    263,935    227,997
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                          91%             10            29         45         69
--------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Per share data for the six months ended April 30, 1999 was determined based on average shares outstanding. Data for the six months ended April 30, 1999 is unaudited.

NOTES

DIRECTORS AND OFFICERS

DIRECTORS                         OFFICERS

JAMES E. AKINS                    MARK S. CASADY            SHERIDAN REILLY
Director                          President                 Vice President

JAMES B. EDGAR                    PHILIP J. COLLORA         ISABEL SALTZMAN
Director                          Vice President and        Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                        CORNELIA SMALL
Director                          JOHN R. HEBBLE            Vice President
                                  Treasurer
FREDERICK T. KELSEY                                         LINDA J. WONDRACK
Director                          JOYCE E. CORNELL          Vice President
                                  Vice President
FRED B. RENWICK                                             CAROLINE PEARSON
Director                          DIEGO ESPINOSA            Assistant Secretary
                                  Vice President
KATHRYN L. QUIRK                                            MAUREEN E. KANE
Director and Vice President       JOAN R. GREGORY           Assistant Secretary
                                  Vice President
JOHN G. WEITHERS                                            ELIZABETH C. WERTH
Director                          TARA KENNEY               Assistant Secretary
                                  Vice President
                                                            BRENDA LYONS
                                  THOMAS W. LITTAUER        Assistant Treasurer
                                  Vice President

                                  ANN M. MCCREARY
                                  Vice President


-------------------------------------------------------------------------------
LEGAL COUNSEL                         DECHERT PRICE & RHOADS
                                      Ten Post Office Square South
                                      Boston, MA 02109
-------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT             KEMPER SERVICE COMPANY
                                      P.O. Box 419066
                                      Kansas City, MO 64141
-------------------------------------------------------------------------------
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64185
-------------------------------------------------------------------------------
CUSTODIAN                             THE CHASE MANHATTAN BANK
                                      Chase Metro Center
                                      Brooklyn, NY 11245

                                                             [KEMPER FUNDS LOGO]

Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed unless preceded or accompanied by a Kemper Global and International Funds prospectus.
GSP-3(6/25/99) 1076950